Exhibit 24


                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Julius W. Becton, Jr.
-----------------------------------------------------
Julius W. Becton, Jr.






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Michael J. Birck
-----------------------------------------------------
Michael J. Birck






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Marvin D. Brailsford
-----------------------------------------------------
Marvin D. Brailsford






Dated:  February 14, 1997

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Susan Crown
-----------------------------------------------------
Susan Crown






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ H. Richard Crowther
-----------------------------------------------------
H. Richard Crowther






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ W. James Farrell
-----------------------------------------------------
W. James Farrell






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ L. Richard Flury
-----------------------------------------------------
L. Richard Flury






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Richard M. Jones
-----------------------------------------------------
Richard M. Jones







Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ George D. Kennedy
-----------------------------------------------------
George D. Kennedy






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Richard H. Leet
-----------------------------------------------------
Richard H. Leet






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Robert C. McCormack
-----------------------------------------------------
Robert C. McCormack






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Phillip B. Rooney
-----------------------------------------------------
Phillip B. Rooney






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Harold B. Smith
-----------------------------------------------------
Harold B. Smith






Dated: August 2, 1996

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints W. James Farrell, Stewart S. Hudnut, Frank S. Ptak and Harold B. Smith, and each of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in the name and on behalf of the undersigned as a director of Illinois Tool Works Inc., a Delaware corporation (the "Company"), a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of the Company's common stock and any and all amendments to such registration statement, and to deliver on behalf of the undersigned such registration statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.



/s/ Ormand J. Wade
-----------------------------------------------------
Ormand J. Wade






Dated: August 2, 1996